EXHIBIT 99.1

Safe Harbor
This presentation contains certain forward-looking information about First California that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All
statements other than statements of historical fact are forward-looking statements, and include statements related to the ongoing integration of the bank’s people and culture, implementation of First California’s new marketing and brand development strategy, potential acquisitions, the expansion in services and products offered to First California customers, the creation of operating efficiencies adding new branch locations, strategy for attracting and retaining employees and long-term growth plans. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of First California. First California cautions that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to, the impact of the current national and regional economy on small business loan demand in Southern California, loan delinquency rates, the ability of First California and First California Bank to retain customers, interest rate fluctuations and the impact on margins, demographic changes, demand for the products and services of First California and First California Bank, as well as their ability to attract and retain qualified people and competition with other banks and financial institutions. If any of these risks or uncertainties materialize or if any of the assumptions underlying such forward-looking statements prove to be incorrect, First California's results could differ materially from those expressed in, or implied or projected by such forward-looking statements. First California assumes no obligation to update such forward-looking statements.
For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled "Risk Factors" in First California's Annual Report on Form 10-K and any other reports filed by it with the
Securities and Exchange Commission ("SEC").

3 Presentation Agenda Company overview Current issues: Credit Financial performance Net interest margin Capital Outlook summary

Company Overview
Corporate Information:
Traded on NASDAQ as FCAL
Formed in March 2007 through merger of two holding companies and their three successful banks
Focused on commercial banking for small to middle-market
businesses and professional enterprises
Serves dynamic coastal communities of Los Angeles, Orange and
Ventura counties
As of September 30, 2008:
Total assets:  $1.13 billion
Shares outstanding: 11.5 million
52-week range: $5.17 – $9.95

VENTURA COUNTY
VENTURA
SIMI VALLEY
CAMARILLO
OXNARD
THOUSAND OAKS
WESTLAKE VILLAGE
LOS ANGELES COUNTY
ENCINO
SHERMAN OAKS (LPO)*
GLENDALE
CENTURY CITY
TORRANCE
ANAHEIM HILLS
ORANGE COUNTY
IRVINE
CALIFORNIA

5 Marketplace 12 Branches and 1 LPO in Southern California

Competitive Strategy
Focus on core deposit relationships with cash
management products and branch footprint
Experienced lenders in all offices and markets
High touch high service business model
Relationship banking
To be the bank of choice for businesses and
professionals in Los Angeles, Orange and Ventura
counties

7 Quality Loan Portfolio Conservative credit culture Experienced credit administration team Diversified, granular loan portfolio Low non-performing loan level No exposure to sub-prime loans

Stable Asset Quality
(in thousands)
Q3 2008 Q2 2008 Q1 2008 Q4 2007
Past Due Loans 30-89 days
$   6,560   $   1,502 $   4,646 $   4,746
Past Due Loans 90 days
$      947 $   1,081 $   1,480 $   2,848
Nonaccrual Loans
$   8,636* $   6,627 $   5,720 $   5,720
Total Past Due & NAL
$ 16,143* $   9,210 $ 11,846 $ 13,314
Repossessed Per. Prop.
$      154 $      154 $      161 $      197
Other Real Est. Owned
$      120 – – –
Total Foreclosed Prop.
$      274 $      154 $      161 $      197
*2 loans totaling $1.8 million were brought current on 10/2/08

Non-current loans + OREO as % of gross loans + OREO
Source: Uniform Bank Performance Report – Banks with assets between $1 billion and $3 billion.
Peers Q3 2008 data not yet available.
Asset Quality Comparison
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
FCAL Peers

Loan Portfolio Management
Construction portfolio:
Current appraisals obtained on all loans
Lowering sale prices where necessary to be in-line with market
Provided performance benchmarks and incentives
Getting commitments from borrowers to lower balances and pay interest from sales proceeds and borrower contributions
Residential construction loans reduced by $40.4 million or 32% since 12/31/07
CRE portfolio:
Weighted average LTV of 60% and DCR of 1.55 at 9/30/08
Stress tests performed & current rent rolls and operating statements obtained
C & I portfolio:
Monitoring real estate-reliant clients

11 Average Loan Size Number of Loans Average Loan Size Commercial RE 317 $ 869,000 Multifamily RE 85 $ 788,000 Const. & land 51 $ 3,275,000 C&I 817 $ 281,000

Riverside
$3.0
4%
Orange
$3.5
4%
Santa Barbara
$8.6
10%
Ventura
$9.3
11%
Los Angeles
$59.7
71%
Loans Outstanding by County
(in millions)
Residential Construction Portfolio*
*Residential construction portfolio totaling $84.1 million represents $5.2 million
1-4 family residential and $78.9 million of multifamily residential projects.

Loan Portfolio Outlook
Non-accrual and delinquent loans relatively stable for
last 6 quarters
C & I and CRE product lines remain strong
Weakness in residential construction market and land
values less severe in coastal community markets versus
inland areas of California
Residential construction exposure expected to decline
remainder of 2008 from payoffs and paydowns
Expect to increase market share by obtaining new
customers from financially troubled competitors

2008 Third Quarter Highlights
Bank remained strongly capitalized with total risk-based capital ratio of 12.89% at 9/30/2008
Loans grew 3% to $783.5 million from year-end 2007
Payoffs and pay downs reduced residential construction and land loans by $15.1 million to $94.6 million at 9/30/08
Net loan charge-offs continued to be nominal at $194,000
Deposits grew 2% to $776.6 million from year-end 2007
Net income increased sequentially to $1.8 million vs. Q2 2008
Net interest margin stable at 4.18% vs. Q2 2008
No Fannie/Freddie securities subject to OTTI impairment

FCAL NIM vs. 3-month LIBOR
Source: Uniform Bank Performance Report – Banks with assets between $1 billion and $3 billion
Stable Net Interest Margin
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
FCAL 3-month LIBOR
4.18%
2.89%

*Includes interest bearing and non-interest bearing deposits
Declining Cost of Funds
2008
Nine Months
2007
Nine Months
Cost of all deposits* 1.86% 2.56%
Cost of borrowings 4.05% 5.61%
Cost of all funds* 2.37% 3.00%

Consumer/Other
1%
Multifamily RE
9%
C&I
29%
Home Mortgage
6%
Home Equity
3%
Comm.
Custr/Land
6%
Other Fam.
Res. Const.
7%
1-4 Fam.
Res. Const.
4%
Owner Occupied
Commercial RE
5%
Commercial RE
30%
Loan Portfolio Diversification

18 Jumbo Time 12% Broker Time 6% CA Time 16% Retail Time 9% Savings 7% Money Market 18% Interest Checking 6% Noninterest Checking 26% Diversified Deposits

19 Loans & Deposits $500 $600 $700 $800 9/30/07 12/31/07 3/30/08 6/30/08 9/30/08 Loans Deposits ($ in millions)

Strong Capital Position
9.64%
11.94%
12.89%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
Leverage Capital
Ratio
Tier 1 Capital
Ratio
Total Capital
Ratio
Minimum requirement for “Well-Capitalized” institutions
*First California Bank ratios

Our Goals
Be a dominant bank of choice in Southern California for
small & middle-market businesses
Excel in broader service-based culture
Attract and retain the best staff
Increase profitability
Enhance long-term franchise value

Our Outlook
Successful management team experienced in
acquisition, integration and growth
Proven process for opening new branches
Serving strong Southern California coastal communities
Unique window of opportunity to increase market share
Well-established, conservative credit culture
Exceptionally high quality loan portfolio with historically
low loan losses
Diversified core deposit base
Commitment to build shareholder value

Thank you. Questions?